UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13, 15(d), or 37 of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2015

TENNESSEE VALLEY AUTHORITY
(Exact name of registrant as specified in its charter)

A corporate agency of the United States created by an act of Congress (State or other jurisdiction of incorporation or organization)	000-52313 (Commission file number)	62-0474417 (IRS Employer Identification No.)

400 W. Summit Hill Drive Knoxville, Tennessee (Address of principal executive offices)		37902 (Zip Code)

(865) 632-2101
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 2, 2015, TVA executed an amendment to its $1,000,000,000 credit agreement dated as of June 25, 2012, and amended as of December 12, 2012, with The Bank of New York Mellon, Bank of America, N.A., Canadian Imperial Bank of Commerce, New York Agency, First Tennessee Bank National Association, Morgan Stanley Bank, N.A., and Toronto Dominion (New York) LLC. The amendment, among other things, (1) extended the maturity date of the credit agreement from June 25, 2017, to June 2, 2020, (2) gave TVA the option to extend the maturity date by one year up to two times, subject to lender approval, (3) reduced the TVA credit rating threshold that would allow the lenders to stop making credit extensions from lower than A3 or A- to lower than Baa1 or BBB+, (4) reduced the TVA credit rating threshold that would allow the lenders to terminate their commitments and require the prepayment of loans and other obligations in full and the cash collateralization of all letter of credit obligations from lower than A3 and A- to lower than Baa1 and BBB+, and (5) reduced the TVA credit rating threshold that would trigger an event of default from lower than Baa2 and BBB to lower than Baa3 and BBB-. A copy of the amendment is filed as Exhibit 10.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01.

Item 9.01 Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
10.1
Second Amendment dated as of June 2, 2015, to $1,000,000,000 Spring Maturity Credit Agreement dated as of June 25, 2012, and amended as of December 12, 2012, among TVA, The Bank of New York Mellon as Administrative Agent, Letter of Credit Issuer, and a Lender, Bank of America, N.A., Canadian Imperial Bank of Commerce, New York Agency, First Tennessee Bank National Association, Morgan Stanley Bank, N.A., and Toronto Dominion (New York) LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tennessee Valley Authority
(Registrant)

Date: June 5, 2015	/s/ John M. Thomas, III
John M. Thomas, III
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX
This exhibit is filed pursuant to Items 1.01 and 2.03 hereof.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
10.1
Second Amendment dated as of June 2, 2015, to $1,000,000,000 Spring Maturity Credit Agreement dated as of June 25, 2012, and amended as of December 12, 2012, among TVA, The Bank of New York Mellon as Administrative Agent, Letter of Credit Issuer, and a Lender, Bank of America, N.A., Canadian Imperial Bank of Commerce, New York Agency, First Tennessee Bank National Association, Morgan Stanley Bank, N.A., and Toronto Dominion (New York) LLC

4